Earnings per Share	12 Months Ended
Sep. 30, 2011
Earnings per Share [Abstract]
Earnings per Share
Note C: Earnings Per Share
We compute basic earnings per share on the basis of the weighted average number of shares of common stock outstanding during the period. We compute diluted earnings per share on the basis of the weighted average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include outstanding stock options and restricted stock awards.
Potential common shares are required to be excluded from the computation of diluted earnings per share if the assumed proceeds upon exercise or vest, as defined by FASB ASC 718-10-25, are greater than the cost to re-acquire the same number of shares at the average market price, and therefore the effect would be anti-dilutive.
Components of basic and diluted earnings per share and excluded anti-dilutive potential common shares are as follows:

	Fiscal Years Ended September 30,
	2011	2010	2009
	(In thousands, except per share amounts)
Net income (A)	$122,159	$97,294	$68,472

Weighted average outstanding shares of common stock (B)	49,917	49,033	47,372
Dilutive effect of stock options and restricted stock	452	543	704

Weighted average common stock and common stock equivalents (C)	50,369	49,576	48,076

Basic earnings per share (A/B)	$2.45	$1.98	$1.45

Diluted earnings per share (A/C)	$2.43	$1.96	$1.42

Potential common shares excluded from the calculation of diluted earnings per share	2	15	124